                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report

                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 7, 1997



                             BRANDYWINE REALTY TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MARYLAND                      1-9106                 23-2413352
----------------------------         -----------            ----------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)             file number)        Identification Number)


             16 CAMPUS BOULEVARD, NEWTOWN SQUARE, PENNSYLVANIA 19073
             -------------------------------------------------------
                    (Address of principal executive offices)


                                 (610) 325-5600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





                                Page 1 of 5 pages


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ITEM 5. OTHER EVENTS

         On March 7, 1997 Brandywine Realty Trust (the "Company") acquired a
6.763 acre parcel of undeveloped land located in Horsham Business Center, Horsham Township, Montgomery County, Pennsylvania for approximately $1.0 million. The seller was Horsham Valley, Inc. The purchase price was paid through a combination of approximately $645,000 in cash and a promissory note for $369,166 to be paid, without interest, upon the earlier of: (i) the issuance by Horsham Township of a building permit in connection with the construction of the second building on the parcel of land or (ii) March 1, 1998. The purchase price for the property was determined by arm's-length negotiation between the Company and the seller.

         On April 18, 1997 the Company acquired Greentree Executive Campus and Five Eves Drive (the "Acquisition Properties") aggregating approximately 202,000 net rentable square feet located in Marlton, New Jersey, for an aggregate cash purchase price of approximately $14.5 million. The purchase prices for the Acquisition Properties were determined by arm's-length negotiation between the Company and the sellers. Set forth below are brief descriptions of the Acquisition Properties.

     o 1000 Greentree Executive Campus, Evesham, New Jersey, a multi-building garden office complex, was acquired for approximately $2.1 million. The seller was Ira M. Lubert and Karen L. Lubert. The property is comprised of 31,846 net rentable square feet and, at April 30, 1997, was 100% leased. Major tenants of the property include Nevyas Eye Assoc. and Occupational TG Center.

     o 2000 Greentree Executive Campus, Evesham, New Jersey, a multi-building garden office complex, was acquired for approximately $2.1 million. The seller was Howard E. Needleman. The property is comprised of 28,155 net rentable square feet and, at April 30, 1997, was 100% leased. Major tenants of the property include Kam Marketing and First Bankers Mortgage.

     o 3001, 3002 and 3003 Greentree Executive Campus, Evesham, New Jersey, a multi-building garden office complex, was acquired for approximately $2.7 million. The seller was 3001-2-3 Greentree Associates, L.P. The property is comprised of 36,070 net rentable square feet and, at April 30, 1997, was 100% leased. Major tenants of the property include Abo, Uris and Allenburger and Medical Billing.

     o 4000 and 5000 Greentree Executive Campus, Evesham, New Jersey, a multi-building garden office complex, was acquired for approximately $4.2 million. The seller was 4000-5000 Greentree Executive Campus Associates, L.P. The property is comprised of 60,010 net rentable square feet and, at April 30, 1997, was 90.5% leased. Major tenants of the property include Vitro Corporation and JA Alternatives.

     o 5 Eves Drive located in the Evesham Corporate Center, Marlton, New Jersey, a three story mid-rise office building, was acquired for approximately $3.4 million. The seller


                                      -2-
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          was LAKN Marlton Associates, L.P. The property is comprised of 45,889 net rentable square feet and, at April 30, 1997, was 65.1% leased. Major tenants of the property include ADP Financial Information and McCay Corporation.

         The table set forth below shows scheduled lease expirations for leases in place at April 30, 1997 for the Acquisition Properties for each of the next ten years beginning May 1, 1997, assuming none of the tenants exercise renewal options or termination rights, if any, at or prior to scheduled expirations:

                           Scheduled Lease Expirations

                     Number of      Net Rentable Square              Final                Percentage of Total Final
Year of Lease     Leases Expiring       Footage Subject       Annualized Base Rent       Annualized Base Rent Under   Cumulative
 Expiration       Within the Year    to Expiring Leases      Under Expiring Leases(1)          Expiring Leases             %
 ----------       ---------------    ------------------      ------------------------          ---------------        ----------
   1997                25                  38,750                    508,626                     22.00%                   22%
   1998                34                  58,573                    752,259                     32.00%                   54%
   1999                17                  33,663                    455,728                     19.00%                   73%
   2000                 6                  16,831                    243,844                     10.00%                   83%
   2001                 5                  16,738                    194,324                      8.00%                   91%
   2002                 2                   5,590                     65,992                      3.00%                   94%
   2003                 -                    -                          -                            -                    94%
   2004                 1                   5,150                     61,800                      3.00%                   97%
   2005                 -                    -                          -                            -                    97%
   2006                 2                   4,950                     80,343                      3.00%                  100%
   2007 & thereafter    -                    -                          -                           -                    100%
                       -------------------------------------------------------------------------------------------------------

                        92                180,245                 $2,362,916                     100.00%
                        ================================================================================

--------
1 "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate of base rents, excluding tenant reimbursements, in the final month prior to expiration multiplied by twelve. Tenant reimbursements generally include payments on account of real estate taxes, operating expense escalations and common area utility charges.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.


         (c) Exhibits.

               1.1. Agreement of Sale for 1000 Greentree Executive Campus,
                    Evesham, New Jersey dated as of April 18, 1997, by and between Brandywine Realty Trust, as Buyer, and Ira M. Lubert and Karen L. Lubert, as Seller.

               1.2 Agreement of Sale for 2000 Greentree Executive Campus, Evesham, New Jersey dated as of April 18, 1997, by and between Brandywine Realty Trust, as Buyer, and Howard E. Needleman, as Seller.

               1.3 Agreement of Sale for 3001, 3002 and 3003 Greentree Executive Campus, Evesham, New Jersey dated as of April 8, 1997, by and between Brandywine Realty Trust, as Buyer, and 3001-2-3 Greentree Associates, L.P., a New Jersey limited partnership, as Seller.

               1.4 Agreement of Sale for 4000 and 5000 Greentree Executive Campus, Evesham, New Jersey dated as of April 8, 1997, by and between Brandywine Realty Trust, as Buyer, and 4000-5000 Greentree Executive Campus Associates, L.P., a New Jersey limited partnership, as Seller.

               1.5 Agreement of Sale for 5 Eves Drive and located in the Evesham Corporate Center, Marlton, New Jersey dated as of April 18, 1997, by and between Brandywine Realty Trust, as Buyer, and LAKN Marlton Associates, L.P., a New Jersey limited partnership, as Seller.

               1.6 Agreement of sale for Parcel 8 Horsham Business Center, Horsham, Montgomery County dated February 18, 1997, by and between Brandywine Operating Partnership, L.P., a Delaware limited Partnership, as buyer and Horsham Valley, Inc. a Pennsylvania Corporation, as seller.

               1.7 Promissory Note in the amount of $369,166 dated March 7, 1997 executed by Brandywine Operating Partnership to Horsham Valley, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           BRANDYWINE REALTY TRUST



Date:    May 1, 1997              By: /s/ Gerard H. Sweeney
         ----------------             ----------------------------------------
                                  Title: President and Chief Executive Officer